UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2008

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2777 Stemmons Freeway, Suite 1440

Dallas, Texas 75207

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:   (214) 271-9503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                On March 19, 2008, Platinum Research Organization, Inc., a Delaware corporation (the “Company”), issued a press release publicly announcing that on March 12, 2008, the Company entered into an agreement with Mr. David A. Hart to appoint him as the Company’s Interim Chief Financial Officer, effective March 7, 2008.  Mr. Hart fills the vacancy left by Mr. Michael D. Newman, who resigned from his position as Chief Financial Office on March 1, 2008.  The terms of Mr. Hart’s agreement with the Company provide for Mr. Hart to receive a monthly consulting fee of $14,000 for 12 to 15 working days each month.  On the first day of April, May and June 2008, the Company will grant Mr. Hart non-qualified options to purchase shares of the Company’s Common Stock, with the number of shares being sufficient to provide an additional $2,666 in monthly income to Mr. Hart, as determined according to industry approved methodology.  The strike price for each of the monthly option grants will be equal to the closing price for the Company’s Common Stock on the applicable grant date.  In addition, Mr. Hart will also receive non-qualified options to purchase shares of the Company’s Common Stock upon completion of certain performance milestones.  Upon completion and filing of the Company’s annual report for the year ended December 31, 2007, plus any filings of amended quarterly reports for 2007, Mr. Hart will be granted 25,000 shares, which will vest 30 days from the date of grant.  Upon completion and filing of the Company’s quarterly report for the quarter ended March 31, 2008, Mr. Hart will be granted 10,000 shares, which will vest 30 days from the date of grant.  Upon completion and filing of the Company’s proxy statement for its 2008 annual meeting, Mr. Hart will be granted 10,000 shares, which will vest the day after the annual meeting is held.  The strike price for any performance options granted to Mr. Hart will be equal to the closing price for the Company’s Common Stock on the applicable grant date.  Mr. Hart will not receive any health insurance related benefits that are provided to the Company’s other executive officers.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: March 19, 2008	By:	/s/ John T. Jaeger, Jr.
	Name:	John T. Jaeger, Jr.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 19, 2008.